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                                  EXHIBIT 10.1



                                 August 30, 1996



Bay Apartment Communities, Inc.
4340 Stevens Creek Blvd.
Suite 275
San Jose, California 95129

Attention:     Gilbert M. Meyer, President


         Re: $150,000,000 revolving credit loan (the "Loan") made pursuant to a Revolving Loan Agreement, dated as of May 8, 1996, among you, as Borrower, Union Bank of Switzerland (New York Branch) ("UBS") as Administrative Agent, and UBS, as Co-Agent and Bank, as modified by a letter agreement, dated June 26, 1996 (said Revolving Loan Agreement, as modified, the Loan Agreement")


Dear Sirs:

         Capitalized terms used below shall, unless otherwise indicated, have the meanings given such terms in the Loan Agreement.

         You have applied to the undersigned, who constitute all the Banks under the Loan Agreement as of the date hereof, to increase the Total Loan Commitment by the sum of $50,000,000 (to be allocated entirely to the Loan Commitment of UBS) and to otherwise modify the Loan Agreement, and the undersigned have agreed to such increase and modification, subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, you and the undersigned agree as follows:

         1. In Section 1.01 of the Loan Agreement, the definition of the term "Co-Agent" is amended to refer to each of UBS and UBC individually, and the definition of the term "Co-Agents" is amended to refer to UBS and UBC collectively.
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         2. The amounts of the "Loan Commitments" of UBS and UBC under the Loan
Agreement are amended to the following:

                   UBS         $150,000,000
                   UBC           50,000,000

         The amounts of the Loan Commitments of the Banks shall be subject to change as a result of assignments by one or more of the Banks pursuant to the third paragraph of Section 12.05 of the Loan Agreement.

         3. The definition of the term "Restricted Properties" in Section 1.01 of the Loan Agreement is amended and restated in its entirety as follows:

         " 'Restricted Properties' means those properties listed in EXHIBIT F, together with such other properties as may become Restricted Properties pursuant to Section 2.17".

         4. Exhibit F to the Loan Agreement is amended and restated in its entirety by EXHIBIT F attached hereto.

         5. Section 2.17 of the Loan Agreement is amended by deleting the word "and" immediately before clause (2) of the first paragraph thereof and inserting the following language before the period at the end of said first paragraph:

    "and (3) in the event Borrower desires that (subject to the right of approval of Administrative Agent and Co-Agents) the property that is the subject of the Acquisition become a Restricted Property, an agreement, duly executed by Borrower, in form satisfactory to Administrative Agent, amending EXHIBIT F to add such property as a Restricted Property".

         6. In Section 10.14 of the Loan Agreement, the figure "16.67%" is amended to "12.5%".

         7. In the first sentence of the third paragraph of Section 12.05 of the Loan Agreement, the phrase "having a Loan Commitment of $30,000,000 or more" in the second line thereof is deleted, and the figure "$15,000,000" in the sixteenth line thereof is deleted and the following is inserted in its place:

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    "$10,000,000, provided, further, however, that the assigning Bank shall not be required to maintain a Loan Commitment in the minimum amount aforesaid in the event it assigns all of its rights and obligations under this Agreement and its Note".

         The obligation of the undersigned to increase and modify the Loan as set forth above shall be conditioned on (a) Administrative Agent's receipt of
(i) a note, in the principal amount of $50,000,000, payable to UBS, duly executed by you, which shall evidence the $50,000,000 increase in the Loan Commitment of UBS and shall constitute, together with the $100,000,000 Note to UBS dated May 29, 1996, the "Note" of UBS; (ii) an amendment, duly executed by you, to the Supplemental Fee Letter; (iii) a resolution of your board of directors authorizing you to execute this letter agreement and the documents contemplated hereby (including documents in connection with the syndication of the Loan referred to in clause (b) below) and to enter into the transactions contemplated hereby; (iv) an opinion of your counsel with respect to the transactions contemplated hereby (each of the items required by the foregoing clauses (i) through (iv) to be in form and substance satisfactory to each of the undersigned); and (v) the fees required to be paid pursuant to the aforementioned amendment to the Supplemental Fee Letter and the reasonable fees and expenses of your counsel in connection with the transactions contemplated hereby (including the syndication of the Loan); and (b) the closing, immediately upon the closing of the increase and modification of the Loan, of assignments pursuant to Section 12.05 of the Loan Agreement of interests in the Loan such that the amount of the Loan Commitment of each of UBC and UBS shall be reduced to $30,000,000 and Assignees of UBC and UBS shall become Banks having Loan Commitments in an amount aggregating $140,000,000.

         Except as modified hereby, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect.




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         Kindly indicate your acknowledgment of the foregoing by signing and returning the enclosed copy of this letter.

                                     Very truly yours,

                                     UNION BANK OF SWITZERLAND
                                          (New York Branch)


                                     By  /s/ Joseph Bassil
                                         -----------------------------
                                             Name:  Joseph Bassil
                                             Title:  Vice President


                                     By  /s/ Albert Rabil III
                                         -----------------------------
                                             Name:  Albert Rabil III
                                             Title:  Vice President


                                     UNION BANK OF CALIFORNIA, N.A.

                                     By  /s/ James B. Wohlleb
                                         -----------------------------
                                             Name:  James B. Wohlleb
                                             Title:  Vice President

                                     By  /s/ J. Michael Stedman
                                         -----------------------------
                                             Name:  J. Michael Stedman
                                             Title:  Vice President

Acknowledged this ___
day of August, 1996

BAY APARTMENT COMMUNITIES, INC.

BY  /s/ Gilbert M. Meyer
    -----------------------
    Name:  Gilbert M. Meyer
    Title:  President




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                                    EXHIBIT F

                              RESTRICTED PROPERTIES


Regatta Bay                                        Foster City, CA

Sommerset                                          Vacaville, CA

The Promenade                                      Sunnyvale, CA

The Pointe                                         Fairfield, CA

Hampton Place                                      Fremont, Ca

Carriage Square                                    San Jose, CA

Park Centre                                        Union City, CA

Parkside Commons                                   Sunnyvale, CA

Sunset Towers                                      San Francisco, CA

The Fountains                                      San Jose, CA

Mill Creek                                         Costa Mesa, CA